UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 2, 2018

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Deutsche Bank Trust Company Americas Trust & Agency Services 60 Wall Street 16th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(904) 271-2520

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Principal Officers

(b)  Mesabi Trust (the “Trust”) received a letter dated October 2, 2018 from Richard G. Lareau, advising the Mesabi Trustees that he will be retiring and resigning from his position as Trustee of Mesabi Trust.  Mr. Lareau’s resignation will be effective as of the date his successor is appointed by a majority in interest of the Trust Certificate holders at a special meeting called by the Trustees for such purpose.

Item 8.01                                           Other Items

In accordance with the terms of the Mesabi Trust Agreement, the Trustees will call a special meeting of Trust Certificate holders for the purpose of voting to approve a successor trustee and such other matters as the Trustees shall determine.  All Trust Certificate holders of record as of the record date to be determined for the special meeting will be sent a copy of Mr. Lareau’s notice of resignation, a notice of special meeting and proxy materials detailing the matters to be voted on at the special meeting as well as the time and location of the meeting.

The Mesabi Trustees also announced that they have nominated Robin Radke to stand for appointment by Trust Certificate holders to serve as successor Trustee to Mr. Lareau.  Ms. Radke was recommended for nomination by the Trustees and her nomination was approved by the Trustees pursuant to a unanimous written consent, signed by the Trustees and effective October 2, 2018.

Effective October 2, 2018, Mr. Lareau also resigned from serving as Trustee of the Mesabi Land Trust, of which Mesabi Trust is the sole certificate holder.  Pursuant to their authority under the Mesabi Land Trust Agreement, the Mesabi Trustees have appointed Ms. Radke to succeed Mr. Lareau as Trustee of the Mesabi Land Trust effective October 2, 2018.

Item 9.01                                           Financial Statements and Exhibits

(d)	Exhibits

99.1.	Press Release dated October 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

	By:	/s/ Jeffrey Schoenfield
Jeffrey Schoenfield
Deutsche Bank National Trust Company,
For Deutsche Bank Trust Company Americas
As Corporate Trustee of the Mesabi Trust

Dated: October 5, 2018